UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 26, 2020
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

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SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

On August 26, 2020, Petroteq Energy Inc. disseminated a news release which is reproduced below in its entirety.

PETROTEQ PROVIDES SHAREHOLDER UPDATE AND
ANNOUNCES ADDITIONAL DEBT CONVERSION

Petroteq Energy Inc. ("Petroteq" or the "Company") (TSXV:PQE; OTC:PQEFF; FSE:PQCF), an integrated oil company focused on the development and implementation of its proprietary oil-extraction and remediation technologies, is pleased to distribute this shareholder update regarding recent transactions relating to the Company.

Background Information

Valkor Energy Services LLC ("Valkor") has been a strategic partner of Petroteq for a number of years - their deep experience in engineering complex processes in the energy industry has helped Petroteq develop its proprietary oil extraction process.

In 2019, Valkor and Petroteq entered into a technology license agreement (the "License Agreement") for Petroteq's technology. The License Agreement provides for Valkor to pay Petroteq a license fee of US$2,000,000 per oil sands plant in two payments with 50% payable on the start of construction of a plant and the balance payable upon first production. In addition, pursuant to the License Agreement, Valkor shall also pay Petroteq an amount equal to five percent (5%) of net sales from production at a plant.

Valkor Management and Operations Agreement

Petroteq has also entered into an agreement with Valkor (the "Work Order") for Valkor to take over the management and operations of Petroteq's existing oil sands plant at Asphalt Ridge, Utah. Valkor, along with its joint venture partner, Tomco Energy plc ("TomCo"), are upgrading Petroteq's existing oil sands plant to increase plant capacity and reliability for continuous operations at 400 barrels per day average with a target of 500 barrels per day as part of a larger FEED study for a proposed commercial scale 5,000 barrel per day plant design. This design, with minor changes to account for location variables, could be utilized for an expansion of Petroteq's existing oil sands plant to potentially up to 5,000 barrels per day and for other similar plants worldwide.

Despite initial delays due to COVID-19, the upgrade work is underway and is expected to be completed, and the plant re-started, in Q4 2020. The work will include a commercial scale demonstration trial of MSAR technology from Quadrise Fuels International plc at Petroteq's existing oil sands plant to produce over 600 bbls of power grade MSAR. Petroteq, Greenfield (defined below) and Quadrise believe that the use of MSAR technology could potentially add significant value to the oil produced from Petroteq's existing oil sands plant and the parties will continue to cooperate in good faith to agree to the commercial terms of a conditional MSAR license and commercial supply agreement for the production of MSAR fuel should the demonstration prove successful.

TomCo Relationship

TomCo is a UK listed company that, together with Valkor, has established Greenfield Energy LLC ("Greenfield") to seek investment opportunities in the oil sands sector. Greenfield is funding the current upgrades to Petroteq's existing oil sands plant. Upon successful completion of the testing of the upgraded plant and FEED study, it is Greenfield's intention to offset upgrade costs against the US$2,000,000 fee that will become payable by Valkor to Petroteq pursuant to the License Agreement as described above. Once costs, if any, in excess of the license fee, have been recovered from production, Greenfield will continue to operate the plant in favor of Petroteq under the existing Work Order.

"We are looking forward to working with Valkor and Greenfield Energy. Their expertise and resources will be of great benefit to us at Petroteq," stated Alex Blyumkin, CEO of Petroteq.

"Valkor has received a lot of interest in the Petroteq's technology," stated Steve Byle, CEO of Valkor, "We are excited that we have come to terms with Petroteq and Greenfield - so we can proceed to test upgrades to the Petroteq's oil sands plant for incorporation into a proposed 5,000 bpd plant design currently in FEED."

Management is looking forward to providing further updates to investors on the developments at Petroteq's existing oil sands plant at Asphalt Ridge, Utah and on other corporate developments.

Debt Conversion

In addition, the Company also intends to complete an additional shares for debt transaction, pursuant to which it will issue an aggregate of 1,829,294 common shares in satisfaction of US$118,904 of indebtedness to an arm's length lender domiciled in Canada. The shares for debt transaction with the lender is subject to completion and execution of a debt conversion agreement and all necessary approvals. The Company determined (with the lender's consent) to satisfy the foregoing indebtedness with common shares in order to preserve the Company's cash for use on its extraction technology in Asphalt Ridge, Utah, and for working capital. All shares issued pursuant to the above transaction are subject to approval of the TSX Venture Exchange (the "Exchange"). The shares will be issued in reliance on the exclusion from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), provided by Rule 903 of Regulation S thereunder, and will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act). In addition, such securities will be subject to a Canadian securities and Exchange four-month hold period.

About Petroteq Energy Inc.

Petroteq is a fully integrated clean technology company focused on the development and implementation of a new proprietary technology for oil extraction. The Company has an environmentally safe and sustainable technology for the extraction and reclamation of heavy and bitumen from oil sands, oil shale deposits and shallow oil deposits. Petroteq is engaged in the development and implementation of its patented environmentally friendly heavy oil processing and extraction technologies. Petroteq is currently focused on developing its oil sands resources and expanding production capacity at its Asphalt Ridge soil remediation and heavy oil extraction processing facility located near Vernal, Utah.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company, including: the Company increasing capacity at its plant; the plant producing; the completion and results of testing; and the closing of the shares for debt transaction; are intended to identify forward-looking information. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: receipt of director and Exchange approval for the shares for debt transaction; execution of a definitive agreement for the shares for debt transaction; closing conditions for the shares for debt transaction being satisfied; the Company and its partners having the resources and services available to continue and complete work on its plant; and the plant producing as expected. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: failure by the Exchange to approve the issuance of the shares; uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon-bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward- looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

The securities referred to in this news release have not been, nor will they be, registered under the United States Securities Act of 1933, as amended, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent U.S. registration or an applicable exemption from the U.S. registration requirements. This news release does not constitute an offer for sale of securities, nor a solicitation for offers to buy any securities. Any public offering of securities in the United States must be made by means of a prospectus containing detailed information about the company and management, as well as financial statements.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.

Alex Blyumkin

Executive Chairman

Tel: (800) 979-1897

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.
DATE: August 26, 2020	By: /s/ Alex Blyumkin Alex Blyumkin Executive Chairman

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